                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-12761, 33-41862, 33-48888, 33-49236,
33-49248, 333-83055, 33-86506, 33-86508 and 33-64319) and Form S-3 (File Nos.
33-33914, 33-40287, 33-43648, 33-60381, 33-63393, 33-63397, 333-3995, 333-50755,
333-78577, 333-93629, 333-35420, and 333-72602) of Organogenesis, Inc. of our
report dated April 4, 2002 relating to the financial statements, which appears in this Form 10-K.

                                                      PricewaterhouseCoopers LLP


Boston, Massachusetts
April 16, 2002